                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

                               DISTRIBUTOR AGREEMENT

     Agreement between MEDIA GENERAL FINANCIAL SERVICES, INC., a Virginia Corporation with its principal place of business at 333 East Franklin Street, Richmond, Virginia, 23219 ("Media"), and HOOVER'S, INC, a Delaware Corporation, with its principal place of business at 1033 La Posada Drive, Ste. 250, Austin, Texas 78752 ("HOOVERS").

          1. Subject to the terms and conditions of this Agreement, Media hereby grants to HOOVERS a non-exclusive license to install, market and distribute certain elements of Media's US common stock database specifically and only through HOOVER'S products and services described in EXHIBIT I attached hereto and incorporated herein by reference. The data elements licensed, hereinafter referred to as "Media data", are shown in EXHIBIT II, attached hereto and made a part hereof. The licensed Media data shown in
EXHIBIT II of this Agreement may be utilized, in part, or in whole, in the HOOVER'S products and services as described in EXHIBIT I under the terms and conditions shown in EXHIBIT III. In addition to the license granted hereunder for use of the Media data through HOOVER's products and services set forth in EXHIBIT I, HOOVERS may develop and market other products utilizing the Media data as the parties mutually agree to add to this Agreement by additional specific Amendments, subject to the provisions of Paragraph 14 hereof.

     Media reserves the right to modify its data files from time to time in its sole discretion. Media shall give HOOVERS sixty (60) days prior written notice if any such change will affect the Media data and/or delivery format.

     The Media data will be available to HOOVERS via File Transfer Protocal
(FTP) and in such format as shall be mutually agreed upon. Media will prepare the Media data on a mutually agreeable production schedule and deliver the Media data to HOOVERS on a daily frequency.

     Media shall have no liability for delays or non-performance occasioned by causes beyond its control, including but not limited to acts of God, fires, inability to obtain materials, strikes or other labor actions, breakdown of equipment, delays or shutdowns of carriers or suppliers, and government acts or regulations.

     2 (a).    Media represents and warrants to HOOVERS that the Media data as delivered to HOOVERS or its production agent does not and will not infringe upon or violate any patent, copyright, trade secret or any other proprietary rights of any third party. In the event of any claim, suit or action by any third party against HOOVERS arising out of Media's breach of the foregoing representation and

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

warranty, HOOVERS shall promptly notify Media, and Media shall defend such claim, suit or action in HOOVERS's name but at Media's expense under Media's control. Media shall indemnify and hold harmless HOOVERS against any loss, cost or damage, expense or liability arising out of such claim, suit or action (including litigation costs and reasonable attorneys fees) whether or not such claim, suit or action is successful. Should any material and/or information constituting the Media data become, or in Media's opinion be likely to become, the subject of a claim for infringement, Media may authorize the continued use of, replace, remove, or modify such material and/or information to render it non-infringing, provided that Media will attempt to acquire rights for HOOVERS to continue using the Media data or substantially similar data.

     (b) HOOVERS represents and warrants to Media that neither the reformatting, the means of presentation, nor any errors in the presentation of the Media data on or through the HOOVERS products and services will cause the Media data to infringe upon or violate any patent, copyright, trade secret or any other proprietary rights of any third party, or otherwise subject Media to liability. In the event of any claim, suit or action by any third party against Media arising out of HOOVERS's breach of the foregoing representation and warranty, Media shall promptly notify HOOVERS, and HOOVERS shall defend such claim, suit or action in Media's name but at HOOVERS's expense under HOOVERS's control. HOOVERS shall indemnify and hold harmless Media against any loss, cost or damage, expense or liability arising out of such claim, suit or action (including litigation costs and reasonable attorneys fees) whether or not such claim, suit or action is successful.

     (c) Media bases its data on sources believed by it to be reliable and will endeavor to ensure that the data contained in the licensed Media data are complete, accurate and timely. However, Media does not represent, warrant, or guarantee such completeness, accuracy and timeliness, and it shall have no liability of any kind whatsoever to HOOVERS, to any of HOOVERS's customers, or to any other party, on account of any incompleteness of, inaccuracies in or untimeliness of the Media data provided hereunder, or for any delay in reporting such data. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND WITH RESPECT TO THE DATA PROVIDED UNDER THIS AGREEMENT. Nothing herein is intended to create an indemnity by HOOVERS in favor of Media for claims by third parties arising out of or in connection with HOOVERS's use of the Media data.

     (d) HOOVERS shall insure that the Media data displayed shall be clearly identified as provided by Media. For Media data displayed in a hard copy format, Media will require the following attribution: "Source: Media General Financial Services, Inc. For Media data displayed on web site or

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

terminal screen, Media will require the same source attribution as above as well as the presentation of the Media corporate logo. In addition, Media will require a hypertext link to its web site at www.mgfs.com from the electronic sourcing attribution. In addition, in materials that describe the sources of data in HOOVERS products and services, HOOVERS must provide an appropriate disclaimer approved by Media and containing a paraphrase of the language contained in subparagraph 2(c) above.

     3. The purpose of providing the Media data to HOOVERS is to develop further use of the Media data in the markets served by HOOVERS. Any use of the Media data by HOOVERS or its agents not expressly authorized herein must be mutually agreed upon via additional amendments, subject to paragraph 14 hereof.

     4 (a).    HOOVERS will perform all necessary accounting, billing and collection for use of Media data. For the license granted to HOOVERS by Media to offer Media data through the products and services set forth in
EXHIBIT I, HOOVERS shall pay to Media a monthly royalty based on HOOVERS "net revenue" (where "net revenue" shall mean HOOVERS gross monthly revenue net of advertising agency commissions).

The royalty fee to Media is based on the following:

- For months [*] of contract term, Media shall be paid [*] of HOOVERS "net revenue" each month.

- For months [*] of contract term, Media shall be paid [*] of HOOVERS "net revenue" each month.

     (b) HOOVERS shall pay such royalties to Media on or before the thirtieth (30th) day after the end of the month in which the royalties shall accrue, and if any payment due hereunder is not received by Media within that period, Media shall have the option to discontinue providing the Media data and of terminating this Agreement should such payment not be received within thirty (30) days after written notice to HOOVERS. Each monthly royalty payment by HOOVERS for use of the Media data shall be accompanied by a royalty statement showing the confidential detailed computation of the royalty then due. Where the HOOVERS product is offered on a third party service, HOOVERS will furnish to Media only a summary of such usage information as it receives from the third party provider.

     (c) At Media's option and no more than once per year, an independent auditor selected by Media may inspect and audit during regular business hours and with advance notice of at least thirty (30) days, no more than once annually, those records of HOOVERS that specifically relate to the computation

-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

of the royalty due Media hereunder, for the purpose of verifying the accuracy of the royalty payments made to Media and the accuracy of HOOVERS's reports specified in Paragraph 4(b). Such right of inspection shall exist during the term of this Agreement and for one (1) year after any termination hereof.
All information gained by Media or its authorized representatives from such inspections will be used solely for the purpose of verifying the accuracy of the computation of the royalties and enforcement of this Agreement and otherwise will be kept in strict confidence. Media shall pay the fees of any accountant selected pursuant to this subparagraph, unless the results of audit show a deficiency of more than five percent (5%) in royalty payments made to Media hereunder, in which case, in addition to the deficiency, which shall be due immediately in any event, HOOVERS shall pay the reasonable costs of such audit, not to exceed the amount of the deficiency.

     5. HOOVERS agrees that its client/customer agreements contain provisions prohibiting the resale or redistribution of the data obtained from the HOOVERS service (which include the Media data). HOOVERS represents and warrants to Media that it assumes all responsibility for the accuracy, integrity and support of its software that utilizes the Media data.

     6. HOOVERS will provide Media [*] access to all the licensed Media data in the products and services, as described in EXHIBIT I, for purposes of monitoring use of the Media data. HOOVERS shall have [*] for Media access to third party services and products containing Media data as part of HOOVERS, but does have an obligation to disclose the names of these third party services and products upon request by Media, under the provisions of Paragraph (1) of this Agreement. Media will allow HOOVERS reasonable access [*] to the Media data for applications development, sales demonstrations, sales promotion (including sampling) and for other requirements in connection with HOOVERS's effort to market approved products and services which contain the Media data. Media acknowledges that third-party on-line systems who carry HOOVERS' products and services may allow certain parties [*] access to such information without the consent of or [*] HOOVERS. HOOVERS will have no responsibility to account for or [*] on such access.

     7. HOOVERS represents and warrants that the Media data supplied hereunder shall be used and released by HOOVERS, its employees, and its agents only in accordance with the terms of this Agreement and in furtherance thereof. Bulk sales or distribution of the Media data by itself in any form

-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

to any other person or institution for any purpose are not permitted.

     8. Any use of the names or marks of either party in connection with promotional activities, advertising, or other use shall be subject to the prior written approval of the other party. Notwithstanding anything contained herein to the contrary, both parties have the right to disclose that is has entered into this Agreement.

     9. HOOVERS acknowledges that the Media data in the form delivered represent proprietary business information and that its utilization of the Media data is strictly limited in accordance with this Agreement. Specific references by HOOVERS that the Media data has any predictive value for the purpose of enhancing investment returns are strictly prohibited.

     10. HOOVERS acknowledges that the Media data consist of factual information gathered, selected and arranged by Media by special methods and at considerable expense; that the Media data, and all titles, formats and other descriptive headings associated herewith, are and at all times shall be, the sole property of Media, and that neither HOOVERS nor any of its agents in any capacity shall sell or otherwise dispose of or distribute the Media data, or any portion thereof, to others at any time, either during or after the expiration of this Agreement, except as permitted by the terms hereof. Upon notice thereof, HOOVERS will act promptly to prevent any breach or continuation of a breach by a subscriber or any of its agents of the provisions of this Agreement, or its subscriber agreements, such action to include termination of services if required by Media.

     11. HOOVERS expressly recognizes and acknowledges that its covenants set forth in Paragraphs 5, 6, 7, 8, 9, and 10 are reasonable requirements of Media in the protection of substantial business interests. HOOVERS further acknowledges that the remedy at law for breach of any of its undertaking in said paragraphs would be inadequate and that, in addition to all other remedies provided by law, Media shall be entitled to injunctive relief restraining any breach or threatened breach. HOOVERS's liability for breach of this Agreement and for sums due to Media hereunder shall survive any termination hereof.

     12.     (a)     Subject to the terms and conditions described below, the
term of this Agreement shall be for a period of [*] from the effective date of this Agreement, specified in Paragraph 19. At the end of the initial [*] period, this Agreement will be automatically renewed [*], unless either party gives to the

-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

other written notice of termination at least [*] days prior to the expiration of the initial term, or any renewal term, as the case may be. Upon termination of this agreement for any reason other than non-payment, HOOVERS may, upon request and notification to Media, continue to use the Media data only in its existing non-electronic hard copy, physical products and those non-electronic hard copy, physical products under preparation for a period of [*] from the date of termination. During this [*] period, all royalties due Media will continue to accrue and will be payable to Media as set forth in this Agreement. Following the expiration of this [*] period, HOOVERS shall purge all Media data from its systems and the systems of its third parties and make no further use of the Media data in any form, except that HOOVERS may continue to hold the Media data only in its archive of hard copy and physical products. Notwithstanding the termination or expiration of this Agreement, the rights and obligations under Paragraphs 2, 4, 5, 6, 7, 8, 9, 10, 11 and 12 shall survive and continue and bind the parties and their legal representatives and permitted assigns.

          (b) Either Media or HOOVERS may terminate this Agreement and the license conferred hereunder as follows:

          (i)   Media may terminate as specified in Paragraph 4(b).

          (ii) Either party may terminate if the other breaches any other term or covenant of this Agreement, and such breach continues unremedied for sixty (60) days after written notice to the party in breach by the other party.

     13. All marketing and promotional references to Media or the Media data to be used by HOOVERS in its efforts to market HOOVERS's approved products and services involving use of the Media data shall be subject to the prior written approval of Media, which shall not be unreasonably withheld, within five (5) days of HOOVERS's submission to Media of such materials. If Media does not respond within five (5) days, HOOVERS may consider the materials approved by Media.

     14. All notices, payments and other communications permitted or required by this Agreement shall be in writing addressed as follows:

     (a)  MEDIA GENERAL FINANCIAL SERVICES, INC.
          333 EAST FRANKLIN STREET
          RICHMOND, VIRGINIA 23219
          ATTN: Dennis H. Cartwright, President & CEO

     (b)  HOOVERS INC.
          1033 LA POSADA DRIVE, STE 250

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

          AUSTIN, TEXAS 78752
          ATTN: Elisabeth DeMarse, EVP


Either party may change its address for such matters by notice given in the
manner prescribed above.   If sent by certified or registered mail, notices
shall be effective three business days after posting; otherwise, notices shall be effective upon receipt by the other party.

     15. This Agreement represents the entire understanding between HOOVERS and Media as to the subject matter hereof. Any amendments or additions hereto shall be only in writing executed by the parties.

     16. This Agreement is made in, and shall be governed by and construed in accordance with the laws of the State of Virginia.

     17. No rights or duties hereunder may be transferred or assigned by either party in any manner without the written approval of the other party in its sole discretion, other than to a subsidiary, parent or other affiliate of the transferring or assigning party.

     18. No waiver of any breach of any term or condition herein shall be deemed to be a waiver of any subsequent breach of any term or condition. Failure or delay by either party in exercising any right or authority hereunder shall not be construed as a waiver of such right or authority.

     19.  This Agreement shall become effective on June 1, 1999.

     20. The existing agreement, and all Amendments thereto, between HOOVERS and Media dated June 1, 1996 is terminated effective May 31, 1999.

MEDIA GENERAL FINANCIAL SERVICES, INC.       HOOVER'S, INC.
333 EAST FRANKLIN STREET                     1033 LA POSADA DRIVE, STE 250
RICHMOND, VIRGINIA 23219                     AUSTIN, TEXAS 78752


By:   /s/ Dennis Cartwright                By:    /s/ Elisabeth DeMarse
      ----------------------------------          ------------------------------
Name:     Dennis Cartwright                Name:      Elisabeth DeMarse

Title: President and CEO                   Title: Executive Vice President
      ----------------------------------          ------------------------------
Date:  May 13, 1999                        Date:  April 12, 1999
      ----------------------------------          ------------------------------

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

                                     EXHIBIT I

                            PRODUCTS & SERVICES EXHIBIT

I. HOOVER'S COMPANY CAPSULES - contain information on more than 13,500 public and private enterprises in the United States and around the world. The capsules, which consist of basic company and financial information and selected web links, are the core component of the free, advertising-supported portion of Hoover's Company information. Key components include full legal company name, address, overview, top 3 competitors, related links, key numbers and key people.

II. HOOVER'S COMPANY PROFILES - contain information on over 3,500 of the largest, fastest growing, and most influential companies. The profiles provide a strategic overview, history, news links, officers and directors, products and operations information, a comprehensive list of key competitors and financial history.

III. HOOVER'S ONLINE (WWW.HOOVERS.COM) - flagship web site that provides business information through links to news, lists, stock quotes, and other products such as Hoover's Industry Snapshots. Hoover's offers more than 13,500 company capsules for free, and more than 3,500 company profiles available via online subscription. The profiles cover US and foreign public and nonpublic companies and are written to executives, investors, job seekers, sales people, consumers and scholars.

IV. STOCKSCREENER - an Internet-based service that allows users to select and screen US equities based on financial criteria. The service consists of two parts: (1) the Search Page, and (2) the Results Page. The service will be a stand-alone web site accessible through at www.stockscreen.com.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

                                     EXHIBIT II

                                    DATA EXHIBIT

On all companies in the "then current" Media database, 3 digit MG industry group and major market level, Media will provide, where available, data from its US Common Stock database as described below.

Media does not guarantee that all data are available for all companies over all historical periods requested and shall have no responsibility to HOOVERS under this Agreement to provide any missing and/or incomplete data on any companies.

This EXHIBIT II contains breakdown of licensed data to be used specifically and only in the products and services set forth in EXHIBIT I.

I.   HOOVER'S COMPANY CAPSULES -

     1.   Current [*]
     2.   Current [*] -Total Operations
     3.   Annual [*]*
     4.   Annual [*] -Total Operations - [*]
     *Hoovers calculates a 1 year growth rate for each of these figures for inclusion in Capsule.

     Hoover's and Media agree to expand the data elements offered under the Capsule to include an additional group of 25 Media data elements available from current data feed. The specific group of 25 data elements to be selected and made part of this Agreement under an Appendix at some future date.

II.  HOOVER'S COMPANY PROFILES -
     1.   Last 10 Years of [*]
     2.   Last 10 Years of [*]
     3.   Last 10 Years of [*]
     4.   Last 10 Years of [*]
     5.   Last 10 Years of [*]
     6.   Last 10 Years of [*]
     7.   Last 10 Years of [*]
     8.   Latest [*]
     9.   Latest [*]
     10.  Latest [*]
     11.  Last 10 Years of [*]
     12.  Last 10 Years of [*]
     13.  Last 10 Years of [*]
     14.  Last 10 Years of [*]
     15.  Latest [*]
     16.  Latest [*]

-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     17.  Latest [*]
     18.  Latest [*]
     19.  Latest [*]
     20.  Latest [*]
     *For any "Asset-based" Profile, Hoovers may substitute indicated fields with the following:
     21.  Last 10 Years of [*]  for II.#1 above
     22.  Last 10 Years of [*]  for II.#11 above
     23.  Latest [*]  for II#8 above
     24.  Latest [*]  for II.#17 above
     25.  Latest [*]  - additional field.

     ADDITIONAL ITEMS MAY BE ADDED TO PROFILE UNDER THIS AGREEMENT:
     1.   Latest [*]
     2.   Latest [*]
     3.   Latest [*]
     4.   Latest [*]

III. HOOVER'S ON-LINE-
     A.   Data as described above under Capsule and Profile sections.
     B. Media data as included in "Named" or similarly named sections of web site in the future:

     i) [*]  Financial Information-SUMMARY ANNUAL & QUARTERLY FINANCIALS
     1.   Last [*]
     2.   Last [*]
     3.   Last [*]
     4.   Last [*]
     5.   Last [*]
     6.   Last [*]
     7.   Last [*]
     8.   Last [*]
     9.   Last [*]
     10.  Last [*]
     11.  Last [*]
     12.  Last [*]
     13.  Last [*]
     14.  Last [*]
     15.  Last [*]
     16.  Last [*]
     17.  Last [*]
     18.  Last [*]
     19.  Last [*]
     20.  Last [*]
     21.  Last [*]
-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     ADDITIONAL ITEMS MAY BE ADDED TO THIS SECTION UNDER THIS AGREEMENT:
     1. Last [*]

     ii) Subscription-based Financial Information - CURRENT INFORMATION ON COMPANIES
     1.   Last [*]
     2.   [*]  Price
     3.   [*]  Price
     4.   [*]
     5.   Current [*]
     6.   Latest Indicated [*]
     7.   Latest [*]
     8.   # of [*]
     9.   Latest [*]
     10.  Latest [*]
     11.  Latest [*]
     12.  Latest [*]
     13.  Latest [*]
     14.  Latest [*]
     15.  Latest [*]
     16.  Latest [*]
     17.  Latest [*]
     18.  % Shares [*]
     19.  Latest [*]
     20.  1 Year, 3 Year and 5 Year [*]
     21.  1 Year, 3 Year and 5 Year [*]
     22.  1 Year, 3 Year and 5 Year [*]
     23.  Latest [*]
     24.  [*]
     25.  Avg [*]
     26.  [*]

     ADDITIONAL COMPANY ITEMS MAY BE ADDED TO THIS SECTION UNDER THIS AGREEMENT:
     1.   3 and 4 digit [*]
     2.   [*]  Indicator
     3.   Latest [*]
     4.   Latest [*]
     5.   Latest [*]
     6.   [*]  Avg
     7.   [*]  Avg
     8.   [*]  Avg
     9.   [*]  Avg
     10.  [*]  Avg
     11.  [*]  Avg
     12.  Latest [*]

-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     13.  Latest [*]
     14.  [*]  Avg [*]
     15.  [*]  Rate
     16.  [*]  Shares -[*]
     17.  [*]
     18.  [*]
     19.  # [*]
     20.  # [*]
     21.  # [*]
     22.  # [*]
     23.  [*]  Price % change
     24.  [*]  change v. [*]
     25.  Latest [*]
     *This data will be added to Hoover's feed at some future time once MGFS has these items integrated within its database.

Under this Agreement, Hoover's may offer the Current Information section on company level for [*] on web site only.

     COMPARISON DATA (Company, Industry and Market level)
     1.   Latest [*]
     2.   Latest [*]
     3.   Latest [*]
     4.   Latest [*]
     5.   Latest [*]
     6.   Latest [*]
     7.   Latest [*]
     8.   Latest [*]
     9.   Latest [*]
     10.  Latest [*]
     11.  Latest [*]
     12.  Latest [*]
     13.  Latest [*]
     14.  Latest [*]
     15.  Latest [*]
     16.  Latest [*]
     17.  Latest [*]
     18.  Latest [*]
     19.  Latest [*]
     20.  Latest [*]
     21.  Latest [*]
     22.  Latest [*]
     23.  Latest [*] -Total Operations
     24.  Latest [*]
-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     25.  Latest [*]
     26.  Latest [*]
     27.  Latest [*]
     28.  Latest [*]
     29.  Latest Total [*]
     30.  [*]  Growth Rate
     31.  [*]  Growth Rate

     ADDITIONAL COMPANY, INDUSTRY AND MARKET LEVEL ITEMS MAY BE ADDED TO THIS SECTION UNDER THIS AGREEMENT:
     1.   Latest [*]
     2.   Latest [*]
     3.   Latest [*]
     4.   [*]  Avg
     5.   [*]  Avg
     6.   [*]  Avg
     7.   [*]  Avg
     8.   [*]  Avg
     9.   [*]  Avg
     10.  Price to [*]
     11.  [*]  Growth Rate

     DETAILED FINANCIALS
     1.   Last [*]
     2.   Last [*]
     3.   Last [*]
     4.   Last [*]
     5.   Last [*]
     6.   Last [*]
     7.   Last [*]
     8.   Last [*]
     9.   Last [*]
     10.  Last [*]
     11.  Last [*]
     12.  Last [*]
     13.  Last [*]
     14.  Last [*]
     15.  Last [*]
     16.  Last [*]
     17.  Last [*]
     18.  Last [*]
     19.  Last [*]
     20.  Last [*]
-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     21.  Last [*]
     22.  Last [*]
     23.  Last [*]
     24.  Last [*]
     25.  Last [*]
     26.  Last [*]
     27.  Last [*]
     28.  Last [*]
     29.  Last [*]
     30.  Last [*]
     31.  Last [*]
     32.  Last [*]
     33.  Last [*]
     34.  Last [*]
     35.  Last [*]
     36.  Last [*]
     37.  Last [*]
     38.  Last [*]
     39.  Last [*]
     40.  Last [*]
     41.  Last [*]
     42.  Last [*]
     43.  Last [*]
     44.  Last [*]
     45.  Last [*]
     46.  Last [*]
     47.  Last [*]
     48.  Last [*]
     49.  Last [*]
     50.  Last [*]

     ADDITIONAL COMPANY, MAY BE ADDED TO THIS SECTION UNDER THIS AGREEMENT:
     1.   Last [*]
     2.   Last [*]
     3.   Last [*]
     4.   Last [*]
     5.   Last [*]
     6.   Last [*]

IV.  STOCKSCREENER-
     1.   Company Name
     2.   Exchange Indicator
     3.   Ticker
     4.   MG [*]
     5.   MG [*]
     6.   Latest [*]
-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     7.   [*]  Price
     8.   [*]  Price
     9.   % [*]
     10.  Current [*]
     11.  [*]  Ratio
     12.  [*]  MG Ind Grp
     13.  [*]  Ratio
     14.  [*]  Ratio
     15.  [*]  Beta
     16.  [*]  Value
     17.  Last [*]
     18.  Latest [*]
     19.  % Chg [*]
     20.  % Chg [*]
     21.  [*]  Grw Rate
     22.  Latest [*]
     23.  Latest [*]
     24.  Cur Qtr [*]
     25.  Last Reported [*]
     26.  % Chg [*]
     27.  % Chg [*]
     28.  [*]  Grw Rate
     29.  Indicated [*]
     30.  [*]  Tot Ops
     31.  [*]  Grw Rate [*]
     32.  [*]
     33.  [*]
     34.  [*]  Ratio
     35.  [*]
     36.  2 digit [*]
     37.  3 digit [*]
     38.  2 digit MG [*]
     39.  3 digit MG [*]
     40.  2 digit MG [*]
     41.  3 digit MG [*]
     42.  2 digit MG [*]
     43.  3 digit MG [*]
     44.  [*]  Yield
     45.  % Shares [*]
     46.  [*]  Coverage
     47.  [*]  Total Return
     48.  %Chg [*]
     49.  % Chg [*]
-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     50.  [*]  Margin
     51.  [*]  Grw Rate
     52.  [*]  Ratio
     53.  Late [*]
     54.  Late [*]
     55.  [*]
     56.  [*]

-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

                                    EXHIBIT III

                               TERMS AND CONDITIONS
             OF THE USE OF MEDIA DATA IN HOOVER'S PRODUCTS AND SERVICES

I. COMPANY CAPSULE- As defined in EXHIBIT I and EXHIBIT II, HOOVERS Capsules may be made available on Hoover's Online at www.hoovers.com, through third-party license agreements with other web sites, on-line and intranet systems, and in CD-Rom products and hard copy publications.

     - Hoovers can display Media in tabular or graphical format only. No other uses or presentation of data are permitted under this Agreement.


II. COMPANY PROFILE - As defined in EXHIBIT I and EXHIBIT II, HOOVERS Profiles may be made available on Hoover's On-Line at www.hoovers.com, through third-party license agreements with other web sites, on-line and intranet systems, and in CD-Rom products and hard copy publications.

     - Hoovers may display Media in tabular or graphical format only. No other uses or presentation of data are permitted under this Agreement.

III. HOOVERS ONLINE - As defined in EXHIBIT I and EXHIBIT II, HOOVERS may utilize Media data within its own web site on a [*] basis, as set forth
     below.   Hoover's Online is offered on individual subscription basis as well as through enterprise license arrangements. Private-labeling or co-branding of site is also allowed under this Agreement.

     a) [*] SECTION: Media data that may be offered [*] includes (1) data in Company Capsule described in EXHIBIT II and (2) data described under
          EXHIBIT II, Section III, B, i) offered under section -SUMMARY ANNUAL AND QUARTERLY FINANCIALS.

     b) [*] SECTION: Media data that may be displayed specifically and only behind subscription wall includes (1) data in Company Profile described in EXHIBIT II and (2) data described under EXHIBIT II,
          Section III, B, ii) offered under sections - CURRENT INFORMATION, COMPARISON DATA
-------------------
* Indicates that material has been omitted and confidential treatment requested therefor. All such material has been filed separately with the Commission pursuant to Rule 406.

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

     and DETAILED FINANCIALS.
     Note: As described in EXHBITI I, under this new Agreement, Hoover's may offer the CURRENT INFORMATION section in [*] section of site.

     - HOOVERS may display Media in tabular or graphical format only. No other uses or presentation of data are permitted under this Agreement.

     - HOOVERS is permitted to display the "for-pay" information for up to 5 companies, outside the subscription wall, for demo purposes.

     - HOOVERS is permitted to use the Media data for "30-day free trails" for individual customers, but is not permitted to otherwise use or display the Media data within the "free" area of HOOVERS service.

     - All web pages displaying Media data will be co-branded with both HOOVERS and Medias' logo.

     - HOOVERS shall have the right to enter into Agreements with third-party firms to license the Media data, only in combination with HOOVERS data, as described under Product EXHIBIT I and Data EXHIBIT II with the HOOVERS Capsule and HOOVERS Profile, as explicitly defined herein, Any other such contractual arrangements ARE NOT part of this Agreement and shall be separate written arrangements, as the parties may mutually agree at their sole discretion.

IV. STOCKSCREENER- As defined in EXHIBIT I and EXHIBIT II, Media data can be utilized within StockScreener service at www.stockscreener.com web site as well as through third-party licensing or co-branding arrangements of this web site service.

     - As part of operation of this service, Media will transmit the Media data to a third party, Data Downlink Corporation, who will maintain a portion of service from their office.

     - The Search Page is basic interface for users to input their selection criteria. It will reside on HOOVER'S web server. The search page will contain advertising as well as service description, links to explanations of financial criteria involved, logos attributing information in service to HOOVERS, Media and Data Downlink, each logo with link to each party's web site.

     - The Results Page shows results of the user's search in table form, which resides on Data Downlink's server. The results page will contain advertising and names of stocks meeting

                                       CONFIDENTIAL TREATMENT REQUESTED UNDER
                                             17 C.F.R. SECTIONS 200.80(b)(4),
                                                          200.83 AND 230.496.

          search criteria, along with numbers involved in search. Users may re-sort the page according to any of the numbers shown on it, thus generating a new page and a new ad impression. The results list will be broken into groups of 20 stocks.